Guaranteed Minimum Death Benefit Contracts	12 Months Ended
Dec. 31, 2011
Guaranteed Minimum Death Benefits Disclosure [Abstract]
Guaranteed minimum death benefit contracts

Note 6 ― Guaranteed Minimum Death Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit (“GMDB”), also known as variable annuity death benefits (“VADBe”), under certain variable annuities issued by other insurance companies.  These variable annuities are essentially investments in mutual funds combined with a death benefit.  The Company has equity and other market exposures as a result of this product. In periods of declining equity markets and in periods of flat equity markets following a decline, the Company's liabilities for these guaranteed minimum death benefits increase. Conversely, in periods of rising equity markets, the Company's liabilities for these guaranteed minimum death benefits decrease.

In 2000, the Company determined that the GMDB reinsurance business was premium deficient because the recorded future policy benefit reserve was less than the expected present value of future claims and expenses less the expected present value of future premiums and investment income using revised assumptions based on actual and expected experience. The Company tests for premium deficiency by reviewing its reserve each quarter using current market conditions and its long-term assumptions. Under premium deficiency accounting, if the recorded reserve is determined insufficient, an increase to the reserve is reflected as a charge to current period income. Consistent with GAAP, the Company does not recognize gains on premium deficient long duration products.

See Note 12 for further information on the Company's dynamic hedge programs that are used to reduce certain equity and interest rate exposures associated with this business.

The Company had future policy benefit reserves for GMDB contracts of $1.2 billion as of December 31, 2011, and $1.1 billion as of December 31, 2010.  The determination of liabilities for GMDB requires the Company to make critical accounting estimates.  The Company estimates its liabilities for GMDB exposures using an internal model run using many scenarios and based on assumptions regarding lapse, future partial surrenders, claim mortality (deaths that result in claims), interest rates (mean investment performance and discount rate) and volatility. Lapse refers to the full surrender of an annuity prior to a contractholder's death. Future partial surrender refers to the fact that most contractholders have the ability to withdraw substantially all of their mutual fund investments while retaining the death benefit coverage in effect at the time of the withdrawal. Mean investment performance for underlying equity mutual funds refers to market rates expected to be earned on the hedging instruments over the life of the GMDB equity hedge program, and for underlying fixed income mutual funds refers to the expected market return over the life of the contracts. Market volatility refers to market fluctuation. These assumptions are based on the Company's experience and future expectations over the long-term period, consistent with the long-term nature of this product. The Company regularly evaluates these assumptions and changes its estimates if actual experience or other evidence suggests that assumptions should be revised.  If actual experience differs from the assumptions (including lapse, future partial surrenders, claim mortality, interest rates and volatility) used in estimating these liabilities, the result could have a material adverse effect on the Company's consolidated results of operations, and in certain situations, could have a material adverse effect on the Company's financial condition.

The following provides information about the Company's reserving methodology and assumptions for GMDB as of December 31, 2011:

  The reserves represent estimates of the present value of net amounts expected to be paid, less the present value of net future premiums.  Included in net amounts expected to be paid is the excess of the guaranteed death benefits over the values of the contractholders' accounts (based on underlying equity and bond mutual fund investments).
  The reserves include an estimate for partial surrenders that essentially lock in the death benefit for a particular policy based on annual election rates that vary from 0% to 15% depending on the net amount at risk for each policy and whether surrender charges apply.
  The assumed mean investment performance (“growth interest rate”) for the underlying equity mutual funds for the portion of the liability that is covered by the Company's growth interest rate hedge program is based on the market-observable LIBOR swap curve. The assumed mean investment performance for the remainder of the underlying equity mutual funds considers the Company's GMDB equity hedge program using futures contracts, and is based on the Company's view that short-term interest rates will average 4.75% over future periods, but considers that current short-term rates are less than 4.75%.  The mean investment performance assumption for the underlying fixed income mutual funds (bonds and money market) is 5% based on a review of historical returns. The investment performance for underlying equity and fixed income mutual funds is reduced by fund fees ranging from 1% to 3% across all funds.
  The volatility assumption is based on a review of historical monthly returns for each key index (e.g. S&P 500) over a period of at least ten years. Volatility represents the dispersion of historical returns compared to the average historical return (standard deviation) for each index. The assumption is 16% to 25%, varying by equity fund type; 4% to 10%, varying by bond fund type; and 2% for money market funds. These volatility assumptions are used along with the mean investment performance assumption to project future return scenarios.

  The discount rate is 5.75%, which is determined based on the underlying and projected yield of the portfolio of assets supporting the GMDB liability.
  The claim mortality assumption is 65% to 89% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000. The assumption reflects that for certain contracts, a spousal beneficiary is allowed to elect to continue a contract by becoming its new owner, thereby postponing the death claim rather than receiving the death benefit currently. For certain issuers of these contracts, the claim mortality assumption depends on age, gender, and net amount at risk for the policy.
  The lapse rate assumption is 0% to 24%, depending on contract type, policy duration and the ratio of the net amount at risk to account value.

During 2011, the Company completed its normal review of reserves (including assumptions) and recorded additional other benefit expenses of $70 million ($45 million after-tax) to strengthen GMDB reserves. The reserve strengthening was driven primarily by:

  adverse impacts of $34 million ($22 million after-tax) due to volatile equity market conditions. Volatility risk is not covered by the hedging programs. Also, the equity market volatility reduced the effectiveness of the hedging program for equity market exposures, in part because the market does not offer futures contracts that exactly match the diverse mix of equity fund investments held by contractholders.
  adverse interest rate impacts of $23 million ($15 million after-tax) reflecting management's consideration of the anticipated impact of continuing low current short-term interest rates. This evaluation also led management to lower the mean investment performance assumption for equity funds from 5% to 4.75% for those funds not subject to the growth interest rate hedge program.
  adverse impacts of overall market declines in the third quarter of $13 million ($8 million after-tax), that include an increase in the provision for expected future partial surrenders and declines in the value of contractholders' non-equity investments such as bond funds, neither of which are included in the hedge programs.

During 2010, the Company performed its periodic review of assumptions resulting in a charge of $52 million pre-tax ($34 million after-tax) to strengthen GMDB reserves. During 2010 current short-term interest rates had declined from the level anticipated at December 31, 2009, leading the Company to increase reserves. This interest rate risk was not even partially hedged at that time. The Company also updated the lapse assumption for policies that have already taken or may take a significant partial withdrawal, which had a lesser reserve impact.

During 2009, the Company reported a charge of $73 million pre-tax ($47 million after-tax) to strengthen GMDB reserves. The reserve strengthening primarily reflected an increase in the provision for future partial surrenders due to market declines, adverse volatility-related impacts due to turbulent equity market conditions, and interest rate impacts.

Activity in future policy benefit reserves for these GMDB contracts was as follows:

(In millions)	2011	2010	2009
Balance at January 1,	$1,138	$1,285	$1,609
Add: Unpaid claims	37	36	34
Less: Reinsurance and other amounts recoverable	51	53	83
Balance at January 1, net	1,124	1,268	1,560
Add: Incurred benefits	138	(20)	(122)
Less: Paid benefits	105	124	170
Ending balance, net	1,157	1,124	1,268
Less: Unpaid claims	40	37	36
Add: Reinsurance and other amounts recoverable	53	51	53
Balance at December 31,	$1,170	$1,138	$1,285

Benefits paid and incurred are net of ceded amounts.  Incurred benefits reflect the (favorable) or unfavorable impact of a rising or falling equity market on the liability, and include the charges discussed above.  Losses or gains have been recorded in other revenues as a result of the GMDB equity and growth interest rate hedge programs to reduce equity market and certain interest rate exposures.

The majority of the Company's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on a contractholder's anniversary date. Under this type of death benefit, the Company is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of a contractholder's death. Other annuity designs that the Company reinsured guarantee that the benefit received at death will be:

  the contractholder's account value as of the last anniversary date (anniversary reset); or
  no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract.

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death, by type of benefit as of December 31. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders died as of the specified date, and represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments.

(Dollars in millions)	2011	2010
Highest anniversary annuity value
Account value	$10,801	$13,336
Net amount at risk	$4,487	$4,372
Average attained age of contractholders (weighted by exposure)	71	70
Anniversary value reset
Account value	$1,184	$1,396
Net amount at risk	$56	$52
Average attained age of contractholders (weighted by exposure)	63	63
Other
Account value	$1,768	$1,864
Net amount at risk	$834	$755
Average attained age of contractholders (weighted by exposure)	70	69
Total
Account value	$13,753	$16,596
Net amount at risk	$5,377	$5,179
Average attained age of contractholders (weighted by exposure)	71	70
Number of contractholders (approx.)	480,000	530,000

The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. All reinsured GMIB policies also have a GMDB benefit reinsured by the Company. See Note 10 for further information.